                             [WACHOVIA LETTERHEAD]

February 26, 1998

Mr. Phillips L. Johnson
President and Chief Executive Officer
Digital Recorders, Inc.
P.O. Box 14068
Research Triangle Park, NC 27709-4068

Dear Phil:

Wachovia Bank, N.A., ("the Bank") agrees to make available to Digital Recorders, Inc. ("the Borrower") a $3,500,000.00 facility. This credit facility will become effective upon your acceptance of this commitment letter, your return of the executed copy of same to the Bank, and, subject to the conditions set forth herein, a closing of the transaction in a manner satisfactory to the Bank. "Closing", "close," of "closed," as used herein, shall mean the execution, recordation where necessary, and delivery to the Bank of all documentation required by this commitment letter. After closing, this credit facility will expire the earlier of on demand or February 26, 1999. This credit facility is subject to the maintenance by your company of a condition satisfactory to the Bank and the following terms and conditions.

As used herein, the term "loan" shall include loan, line of credit, advance, drawing, debit, liability, and any other obligation of your company arising out of this commitment.

DIRECT BORROWING AVAILABILITY: Up to $2,500,000, subject to advance rates set forth in the Borrowing Base below, of this credit facility shall be available to the Borrower for direct borrowings until and including July 31, 1998. From August 1, 1998 until expiration of this credit facility up to $3,000,000 subject to advance rates set forth in the Borrowing Base below, shall be available for direct borrowings, subject to receipt and review of the Borrower's July 31, 1998 financial statements and subject to compliance by the Borrower of all terms, conditions, and covenants set forth in this commitment.

LETTER OF CREDIT AVAILABILITY: Up to $1,000,000 of this credit facility shall be available to the Borrower for support of Letters of Credit issued on behalf of the Borrower until and including July 31, 1998. From August 1, 1998 until expiration of this credit facility up to $500,000 shall be available for Letters of Credit issued on behalf of the Borrower, subject to receipt and review of the Borrower's July 31, 1998 financial statements and subject to compliance by the Borrower of all terms, conditions, and covenants set forth in this commitment.

TOTAL AVAILABILITY: At no time shall direct borrowings and Letters of Credit issued on behalf of the Borrower under this credit facility in aggregate exceed $3,500,000.

BORROWING BASE: From March 31, 1998 to April 30, 1998, advances will be limited to 80% of domestic accounts receivable less than 90 days past due and 50% of those domestic accounts receivable greater than 90 days past due, excluding intercompany accounts, tainted accounts, or any other account determined by the Bank as questionable. The Borrower will provide the Bank with a written statement, signed by the officers of the company, attesting that there are no disputes involved with those receivables greater than 90 days past due and that those receivables are collectible.

From May 1, 1998 until maturity of this credit facility, advances will be limited to 80% of eligible domestic accounts receivable. Beginning with receipt of the borrowing base report for the period ending April 30, 1998, eligible receivables are defined as those domestic accounts less than 90 days past due, other than intercompany accounts, tainted accounts, or any other account determined by the Bank as questionable.

INTEREST RATE: Monthly LIBOR Index plus 400 basis points as further defined in the note.

INTEREST PAYMENTS AND PRINCIPAL PAYMENTS: Interest only shall be due and payable monthly on the first day of the month, beginning April 1, 1998 and continuing until expiration of this credit facility. All outstanding principal and all accrued but unpaid interest shall be due upon expiration. Interest shall be calculated on a 360 day basis for the actual days elapsed.

FEES: The Bank shall receive a commitment and documentation fee in the amount of $500.00 to be paid to the Bank simultaneously with the acceptance of this commitment by your Company, which commitment and documentation fee shall be fully earned when paid and non-refundable.

USE OF PROCEEDS: Credit facility to finance short-term working capital purposes and Import Letters of Credit.

COLLATERAL: General Security Agreement between the Borrower and the Bank will be held as collateral for this facility. Additionally, the Bank will have a first priority lien position on all assets of the company. There shall be no secondary lien positions by any other party without prior consent of the Bank. This consent shall not be unreasonably withheld in the event the Borrower obtains subordinated debt or other forms of junior capital.

FINANCIAL REPORTS:  The following information will be required:

         Audited year-end Financial Statements for the Company
         Monthly Balance Sheet and Income Statement
         Monthly Borrowing Base Report and Receivables Aging shall be received by the Bank within 20 days of month end.

LOAN CONVENANTS: Unless the Bank shall otherwise agree in writing, for so long as this agreement shall remain in effect and until all of the Obligations are paid in full, the Borrower agrees as follows:

1. The Borrower shall maintain a senior management team acceptable to the Bank at all times. The Borrower shall not make any change to the senior management team without prior notification to the Bank.

2. The Borrower will secure additional minimum capital of $1,500,000 within the first 2 Quarters of the Company's fiscal year 1998 acceptable to the Bank. In the event The Borrower is able to secure a total of $2,000,000 in capital within the first 3 Quarters of the Company's fiscal year 1998 the line of credit facility shall be priced at Monthly LIBOR Index plus 3.75% beginning in the month following verification of the capital injection. Acceptable capital shall include sale of assets, subordinated debt, or equity.

3. Earnings Before Interest and Taxes, (EBIT), as defined by the Borrower's budgeted numbers dated 1/9/98 (see attached), shall meet the following requirements on a Rolling 3 month basis:

                  Period Ending         EBIT greater than or equal to:
                March 31, 1998                   (476,711)
                April 30, 1998                   (210,697)
                May 30, 1998                     (157,704)
                June 30, 1998                     (63,428)
                July 31, 1998                     (40,649)
                August 31, 1998                   232,633
                September 30, 1998                517,650
                October 31, 1998                  739,546
                November 30, 1998                 743,673
                December 31, 1998                 887,004

4. Debt/Worth should meet the following requirements on a monthly basis:


                  Period Ending         Debt to Worth less than equal to:
                March 31, 1998                       .442
                April 30, 1998                       .478
                May 30, 1998                         .562
                June 30, 1998                        .600
                July 31, 1998                        .731
                August 31, 1998                      .740
                September 30, 1998                   .769
                October 31, 1998                     .764
                November 30, 1998                    .611
                December 31, 1998                    .608

OTHER:   This facility will not be attached to a Financial Management Account.

         Evidence of Board Approval for 1998 Budget shall be received prior to closing this facility.

EVENTS OF DEFAULT: The occurrence of any one or more of the following Events of Default will constitute a default by the Borrower under this commitment, whereupon the Note and all indebtedness of the Borrower to the Bank will, at the option of the Bank, immediately become due and payable without presentation, demand, protest or notice of any kind, all of which are hereby expressly waived, and the Borrower will pay the reasonable attorney's fees incurred by the Bank in connection with such default or recourse against any collateral held by the Bank as security for the indebtedness owed by the
Borrower:

a) Non-payment when due, whether by acceleration or otherwise, of any principal payment on the Note;

b) Non-payment within ten days after due date of interest on the Note, or any premium, fee or other charge under this Commitment;

c) A breach or failure of performance by the Borrower of any provision of this Commitment which is not remedied within 30 days after written notice is sent from the Bank;

d) The Borrower: (1) files a petition or has a petition filed against it under the Bankruptcy Code or any proceeding for the relief of insolvent debtors; (2) generally fails to pay its debts as such debts become due;
         (3) has a custodian appointed for the Borrower or its assets; (4) benefits from or is subject to the entry of an order for relief by any court or insolvency; (5) makes an admission of insolvency seeking the relief provided in the Bankruptcy code or any other insolvency law; (6) makes an assignment for the benefit of creditors; (7) has a receiver appointed, voluntarily or otherwise, for its property; (8) suspends business; (9) permits a judgment in the amount of $5,000 or more to be obtained against it which is not promptly paid or promptly appealed and secured pending appeal; (10) becomes insolvent, however otherwise evidenced; or (11) defaults in payment of any other indebtedness, or permits the time of payment of any other indebtedness to be accelerated.

APPLICABLE LAW: This commitment shall be interpreted, construed, enforced, and governed by the laws of the State of North Carolina.

Upon return by your company to the Bank of a fully-executed copy of this commitment by February 27, 1998, this commitment will be considered accepted and will constitute an agreement obligating the Bank to make and your company to accept the loan in accordance with the terms and conditions set forth above. If the executed copy is not received by the Bank by the date noted above, this commitment shall be considered null and void.

Should you have any questions of the terms hereof, please do not hesitate to call me at (919) 755-7628.


Sincerely,

/s/ Heather Byrd

Heather Byrd
Banking Officer


                                      ACCEPTED THE 27 DAY OF FEBR, 1998:

                                      DIGITAL RECORDERS, INC.

                                      By: /s/ J. Phillips L. Johnston
                                          -------------------------------

                                      Title: Chairman/President
                                            -----------------------------


Accepted Copy Received by Bank:

By: /s/ Heather Byrd
   ----------------------------

Date:   2-27-98
     --------------------------

                                [WACHOVIA LOGO]

NOTE AND SECURITY AGREEMENT           This Note is a renewal of an existing Note
                                      between Borrower and Lender.

RALEIGH, NORTH CAROLINA
---------------------------------------

Date  February 27, 1998                             $  2,500,000.00
     ------------------------                         --------------------------

FOR VALUE RECEIVED, the undersigned (hereinafter called the "Borrower") hereby promises to pay to the order of Wachovia Bank, N.A. (hereinafter called the "Lender") at its office, where borrowed, in immediately available funds of lawful money of the United States, the sum of Two Million Five Hundred Thousand and no/100 dollars together with any unpaid interest hereon from date of advance, in accordance with the terms contained in this Note and Security Agreement (hereinafter referred to as the "Note"). The optional provisions applicable to this Note are checked below.

REPAYMENT:
[ ] One payment in full of principal and unpaid interest due ___________________
[ ] On Demand __________________________________________________________________
[ ] _____ Payments of $ ____________ Beginning __________________ and thereafter
    ____________________________________________________________________________
    ____________________________________________________________________________
    ___________________________________________ until ______________ , _______ , when the entire principal amount then outstanding and all accrued but unpaid interest shall be paid in full.
[X] On Demand the principal amount set forth above or the unpaid principal amount of all advances which the Lender actually makes hereunder to the Borrower, whichever amount is less. Each advance and each payment made on account of the principal thereof shall be evidenced on an attachment hereto; provided, however, any such notation or the failure of the Lender or other holder to make any such notation shall not limit or otherwise affect the obligation of the Borrower with respect to repayment of all advances actually made hereunder. This Note and any attachment hereto shall be used to record the outstanding principal balance advanced hereunder until it is surrendered to the Borrower by the Lender, and it shall continue to be used even though there may be periods prior to such surrender when no amount of principal or interest is owing hereunder. If advances of the principal amount hereof are to be made by Lender to the Borrower after the date of this Note, Lender, at its sole discretion, is hereby authorized to make such advances under this Note upon telephonic or written communication of a borrowing request from any person representing himself or herself to be the Borrower or, in the event the Borrower is a partnership or corporation, a duly authorized officer or representative of Borrower.

INTEREST:
Payable: [X] in arrears; [ ] in advance.
         [X] in addition to the payments [ ] included in the payments described
             described above;                above.
Payable at the rate per annum of: [ ] Prime Rate [ ] ___% of Prime [ ] ___%
                                      plus ___%;     Rate;             Fixed;
    [ ] Those rates which may be offered from time to time by the Lender and agreed to by the Borrower and so noted by the Lender on an attachment hereto. In the event of a good faith dispute among the parties to this Note as to rate under this rate option, the rate shall be the Prime Rate, adjusted for any changes in the Prime Rate as of the day such Prime Rate changes;
    [X] The rate(s) set forth in Schedule 1 attached to this Note and incorporated herein by reference;
    [ ] Those rates which have been offered by the Lender to the Borrower in the Loan Agreement or Commitment Letter checked below, the provisions of which shall determine such rates, the procedure for the selection of such rates and the time periods for which such rates shall apply.
In no case shall interest exceed the maximum rate permitted by applicable law. If the interest is based upon the Prime Rate, such interest rate will be adjusted on: [ ] The day the Prime Rate changes [ ] Other _____________________.
Due: [ ] On principal payment dates. [X] Other  monthly beginning April 1, 1998.
                                               --------------------------------
Interest will be calculated on the basis of [X] A year of 360 days and paid for the actual number of days elapsed [ ] Other ___________________________________.

After demand or maturity (whether by acceleration or otherwise), as applicable, interest on any unpaid balance hereof shall be payable on demand at a rate per annum equal to the greater of 150% of the Prime Rate, or 2% above the rate applicable prior to demand or maturity, adjusted for any changes in the Prime Rate as of the day such Prime Rate changes, not to exceed the maximum rate permitted by applicable law.

To the extent not prohibited by law, a late charge of four percent (4%) or the applicable statutory maximum, whichever is greater, shall be assessed on any payment remaining past due for fifteen (15) days or more unless interest on this
Note is payable in advance, in which case such period shall instead be thirty
(30) days or more; provided, however, that if any applicable statute allows a shorter minimum time period for the imposition of a late charge, such shorter time period shall prevail.

As used herein, "Prime Rate" refers to that interest rate so denominated and set by the Lender from time to time as an interest rate basis for borrowings. The Prime Rate is one of several interest rate bases used by the Lender. The Lender lends at interest rates above and below the Prime Rate.

All payments on this Note shall be applied, in accordance with the then current billing statement applicable to this Note, first to accrued interest, then to fees, then to principal due and then to late charges. Any remaining funds shall be applied to the further reduction of principal. Notwithstanding the foregoing, upon the occurrence of a default hereunder, payments shall be applied as determined by Lender in its sole discretion.

[ ] The terms and conditions in a Loan Agreement dated _________________________ between the parties hereto, as the same may be amended from time to time, shall be considered a part hereof to the same extent as if written herein.
[X] The terms and conditions in a Commitment Letter dated February 26, 1998 from the Lender to the Borrower, as the same may be amended, extended or replaced from time to time, shall be considered a part hereof to the same extent as if written herein.

In addition to any other collateral specified herein and in other agreements, to secure the indebtedness evidenced by this Note, together with any extensions, modifications, or renewals thereof, in whole or in part, as well as all other indebtedness, obligations and liabilities of the Borrower to the Lender, now existing or hereafter incurred or arising (hereinafter sometimes referred to as the "Obligations"), except for other indebtedness, obligations and liabilities owing to Lender that constitute (a) consumer credit as defined in

Federal Reserve Board Regulation Z or (b) non-consumer credit if under applicable state law the maximum interest rate of such credit is reduced when secured (herein collectively) referred to as "Restricted Debt"), the Borrower does hereby grant to the Lender a security interest in and security title to, and does hereby assign, pledge, transfer and convey to Lender the following described property:

collateral more particularly described in a Security Agreement - Commercial
------------------------------------------------------------------------------
dated February 27, 1998 between Borrower and Lender
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

whether now owned or hereafter acquired, together with any and all additions and accessions thereto or replacements thereof, returned or unearned premiums from any insurance written in connection with this Note and any products and/or proceeds of any of the foregoing. In no event, however, shall the Lender have a security interest in any goods acquired by the Borrower for personal, family or household purposes more than 10 days after the date of this Note, unless such goods are added to or attached to the Collateral (as hereinafter defined). In addition, to the extent not prohibited by law, the Borrower hereby grants to the Lender a security interest in and security title to, and does hereby assign, pledge, transfer and convey to Lender. (i) all other property of the Borrower of every kind or description now or hereafter in the possession or control of the Lender, exclusive of any such property in the possession or control of the Lender as a fiduciary other than as agent, for any reason including, without limitation, all cash, stock or other dividends and all proceeds thereof, and all rights to subscribe for securities incident thereto and any substitutions or replacements for, or other rights in connection with, any of the Collateral and
(ii) any balance or deposit accounts of the Borrower, whether such accounts be general or special, or individual or multiple party, and upon all drafts, notes, or other items deposited for collection or presented for payment by the Borrower with the Lender, and the Lender may at any time, without demand or notice, appropriate and apply any of such to the payment of any of the Obligations (except for Restricted Debt), whether or not due. All property described in this paragraph, in which the Borrower has granted to the Lender a security interest or security title hereunder, is herein collectively referred to as the "Collateral." If, with respect to any Collateral in the form of investment securities, a stock dividend is declared or any stock split-up made or right to subscribe issued, all the certificates for the shares representing such stock dividend or split-up or right to subscribe will be immediately delivered, duly endorsed, to the Lender as additional Collateral. The Lender shall be deemed to have possession, control and custody of any Collateral actually in transit to it or to any of its officers or agents.

If at any time the Collateral pledged as security for any of the Obligations shall be or become unsatisfactory to the Lender or should the Lender deem itself insecure, the Borrower will immediately furnish such further property to be held by the Lender as if originally pledged as Collateral hereunder or make such payment on account as will be satisfactory to the Lender.

The Lender shall have, but shall not be limited to, the following rights, each of which may be exercised at any time or from time to time: (i) to transfer this Note and the Collateral, and any transferee shall have all the rights of the Lender hereunder and the Lender shall be thereafter relieved from any liability with respect to any Collateral so transferred; (ii) to transfer the whole or any part of the Collateral in the name of itself or its nominees; (iii) to vote any investments securities forming a part of the Collateral; (iv) to notify the obligors on any Obligation to make payment to the Lender of any amounts due thereon; (v) to execute at any time in the name of any party hereto and to file financing statements covering any of the Collateral; (vi) to receive or take control of any income or other proceeds of any of the Collateral; and
(vii) to request and receive current financial information from any party liable for all or any part of the Obligations.

Borrower will at Lender's request maintain insurance on the Collateral in amounts at least equal to the fair market value of the Collateral and against casualty, public liability and property damage risks and such other risks as Lender may request, provided, however, if the Collateral described above is a vehicle(s), Borrower agrees to obtain and maintain liability insurance as required by law and collision and comprehensive insurance with deductible not exceeding $500.00. All insurance shall be with companies with a Best Insurance Report Rating of B+ or better, and Borrower will pay all premiums for insurance when due. Unless and until requested by Lender, Borrower shall not be required to name Lender as additional insured in such policy or to provide Lender a copy of the policy for or certificate evidencing such insurance, but when and if requested by Lender, the Borrower shall immediately (but not later than five (5) calendar days) (i) cause all policies of such insurance to specify that Lender is an additional insured as its interests may appear and to provide that such insurance shall not be cancellable by Borrower or the insurer without at least 30 days advance written notice to Lender and that proceeds are payable to Lender regardless of any act or omission of Borrower which would otherwise result in a denial of a claim; and (ii) deliver all policies or certificates thereof (with copies of such policies) to Lender. In the event any or all of such insurance is cancelled, any returned premium thereon may be collected by Lender and applied by Lender to any part of the Obligations, either matured or unmatured. Lender is authorized to receive the proceeds of any insurance loss and at the option of Lender shall apply such proceeds toward either the repair or replacement of the Collateral or the payment of the Obligations secured hereby. The undersigned will also pay all taxes and other impositions on the Collateral as well as the cost of repairs or maintenance to the Collateral. If the undersigned fails to maintain such insurance or fails to pay any and all amounts for taxes, repairs, maintenance and other costs, Lender may, at its option, but shall not be required to, purchase such insurance or pay any premium owing with respect to such insurance or pay such amounts for taxes, repairs, maintenance and other cots, and any such sum paid by Lender shall be payable by the Borrower on demand by Lender or at its option may be added to the Obligations and secured hereby. The loss, injury or destruction or the Collateral, with or without the fault of Borrower, shall not release the Borrower from any liability hereunder or in any way affect Borrower's liability hereunder. Upon (i) failure of any Obligor (which term shall include the Borrower and each endorser, surety or guarantor of this Note) to pay any of the Obligations when due or to observe or perform any agreement, covenant or promise hereunder or in any other agreement, note, instrument or certificate of any Obligor to the Lender, now existing or hereafter executed in connection with any of the Obligations, including, but not limited to, a loan agreement, if applicable, and any agreement guaranteeing payment of any of the Obligations; (ii) any default of any Obligor in the payment or performance of any other liabilities, indebtedness or obligations to Lender or any other creditor or to allow or permit any other liabilities, indebtedness or obligations to Lender or any other creditor to be accelerated;
(iii) any failure of any Obligor to furnish Lender current financial information upon request; (iv) any failure of any Obligor or any pledgor of any security interest in the Collateral (the "Pledgor") to observe or perform any agreement, covenant or promise contained in any agreement, instrument or certificate executed in connection with the granting of a security interest in property to secure the Obligations or any guaranty securing the Obligations; (v) any warranty, representation or statement made or furnished to the Lender by or on behalf of any Obligor or Pledgor in connection with the extension of credit evidenced by this Note proving to have been false in any material respect when made or furnished; (vi) any loss, theft, substantial damage, destruction, sale, foreclosure of or encumbrance to any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon or the rendering of any judgement or lien or garnishment or attachment against any Obligor or his property, whether actual or threatened; (vii) the dissolution, change in control, termination of existence, insolvency, business failure, or appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws, state or federal, by or against, the Borrower or any other Obligor; (viii) any discontinuance or termination of any guaranty of any of the Obligations by a guarantor; or (ix) the Lender deeming itself insecure; thereupon, or at any time thereafter, to the extent permitted by the law, the Lender at its option may terminate any obligation to extend any additional credit or make any other financial accommodation to the Borrower and/or may declare all of the Obligations to be immediately due and payable, all without notice or demand, and shall have in addition to and independent of the right to declare the Obligations to be due and payable and any other rights of the Lender under this Note or any other agreement with any Obligor or any Pledgor, the remedies of a secured party under the Uniform Commercial Code or the State of North Carolina as amended from time to time (the "Code"), including, without limitation thereto, the right to take possession of the Collateral, or the proceeds thereof and to sell or otherwise dispose thereof, and for this purpose, to sign in the name of any Obligor or Pledgor any transfer, conveyance or instrument necessary or appropriate in order for the Lender to sell or dispose of any of the Collateral, and the Lender may, so far as the Borrower can give authority therefor, enter upon the premises on which the Collateral or any part thereof may be situated and remove the same therefrom, without being liable in any way to any Obligor on account of entering any premises. The Lender may require the Borrower to assemble the Collateral and make the Collateral available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give the Borrower written notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is mailed, postage prepaid, or otherwise given, to the Borrower or Pledgor at the last address shown on the Lender's records at least five days before such disposition. If any Obligation (including but not limited to the Note) is a demand instrument, the statement of a maturity date, the

                                   SCHEDULE 1

This Schedule is referenced on the Note and Security Agreement dated February 27, 1998 in the stated amount of $2,500,000.00 between Digital Recorders, Inc. as Borrower and Wachovia Bank, N.A. as Lender and shall be considered a part thereof to the same extent as if written therein.

         The Note shall bear interest from the date hereof at a rate per annum equal to the "Monthly LIBOR Index" for the applicable Interest Period plus four hundred (400) basis points.

         As used herein, the "Monthly LIBOR Index" for an applicable Interest Period shall mean a rate per annum equal to the quotient obtained by dividing
(i) the applicable "LIBOR" for such Interest Period by (ii) 1.00 minus the "Eurodollar Reserve Percentage".

         As used herein, the "LIBOR" shall mean for the applicable Interest Period the rate per annum, at which deposits of United States dollars with maturities comparable to the applicable Interest Period, that appears on the display designated as page "3750" of the Telerate Service (or such other page as may replace page 3750 of that service or such other service or services as may be designated by the British Bankers' Association for the purpose of displaying London Interbank Offered Rates for U.S. dollar deposits), determined as of 11:00 a.m. (London time)(rounded upward to the next higher of 1/10,000 of 1%), two (2) business days prior to the commencement of the applicable Interest Period.

         As used herein, "Eurodollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (as adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage).

         As used herein, "Interest Period" shall mean each successive calendar month, with the first Interest Period being the period from the date of the Note until the last day of that calendar month.

         Notwithstanding any provisions herein to the contrary, if the Lender should at any time determine that it is not possible to determine the Monthly LIBOR Index or that the Monthly LIBOR Index is no longer available, then the Note shall continue to bear interest at the rate in effect during the last Interest Period in which the Monthly LIBOR Index is available or determinable until the beginning of the next Interest Period in which the Monthly LIBOR Index is available or determinable.

                                (WACHOVIA LOGO)

SECURITY AGREEMENT - COMMERCIAL

RALEIGH, NORTH CAROLINA

Digital Recorders, Inc., a corporation with its principal place of business located at 2300 Englert Drive, Suite B, RTP., North Carolina 27709 (the "Pledgor"), for value received, hereby assigns, conveys, transfers and grants a continuing lien and security interest and title in and to WACHOVIA BANK, N.A., with an address of 100 N. Main Street, Winston-Salem, North Carolina (the "Lender") in the Collateral as defined, checked and filled in below:

COLLATERAL check appropriate box(es):

[X] ACCOUNTS. Each and every account, chattel paper, general intangible and instrument, as those terms are defined in the UCC (as defined below), and all other rights of Pledgor to the payment of money of every nature, type and description, whether now owing to Pledgor or hereafter arising, and all monies and other proceeds (cash or non-cash), including, without limitation, the following: all accounts, accounts receivable, book debts, securities, instruments and chattel paper, books of account and records of Pledgor, deposit account balances, notes, drafts, acceptances, rents, guest room receipts, payments under leases or sales of Equipment or Inventory (as defined below) and other forms of obligations now or hereafter received by or belonging or owing to Pledgor for goods sold or leased and/or services rendered by it, and all of Pledgor's rights in, to and under all purchase orders, instruments and other documents now or hereafter received by it evidencing obligations for and representing payment for goods sold or leased and/or services rendered, and all monies due or to become due to Pledgor under all contracts for the sale or lease of goods and/or the performance of services by it, now in existence or hereafter arising, including, without limitation, the right to receive the proceeds of said purchase orders and contracts; all contracts, leases, instruments, undertakings, documents or other agreements in or under which Pledgor may now or hereafter have any right, title or interest; all customer lists, tax refunds due Pledgor from any governmental agency; and any and all proceeds of any of the above;

[X] INVENTORY. All "inventory", as such term is defined in the UCC, now owned or hereafter acquired by Pledgor, of every nature, type and description, wherever located, including, without limitation, all of Pledgor's goods or personal property held for lease or sale or being processed for lease or sale, all raw materials, work in progress, finished goods, packaging materials, goods held for display or demonstration, goods on lease or consignment, returned and repossessed goods and all other materials or supplies used or consumed or to be used or consumed in Pledgor's business or in the processing, packaging or shipping of the same, excluding any toxic, hazardous or radioactive material or any other material which may be disposed of lawfully only pursuant to a special permit or at a government approved facility, all documents including, without limitation, documents of title, warehouse receipts and bills of lading covering all or any portion of such inventory, and all customer lists; and any and all proceeds and products of any of the above;

[X] EQUIPMENT. All "equipment", as such term is defined in the UCC, now owned or hereafter acquired or leased by Pledgor, including, without limitation, any equipment described on a schedule attached hereto, all tools and items of machinery and equipment of any kind, nature and description whether affixed to real property or not, as well as trucks and vehicles of every description, trailers, handling and delivery equipment, furnishings, leasehold improvements, fixtures and office furniture and all other tangible personal property of Pledgor of every nature, type and description, and any and all additions to, substitutions for and replacements of or accessions to and property similar to any of the foregoing, wherever located, together with all attachments, components, parts (including spare parts), equipment and accessories installed thereon or affixed thereto and all fuel for any thereof; and any and all proceeds of any of the above;

[X] GENERAL INTANGIBLES. All "general intangibles", as such term is defined in the UCC, now owned or hereafter acquired by Pledgor or in which Pledgor now has or hereafter acquires any right, title or interest, including, without limitation, (a) all of Pledgor's choses in action, suits, actions, causes of action and claims of every kind and nature, whether at law or in equity, (b) all condemnation awards and insurance proceeds, (c) all tax refunds, rights and claims thereto and other payments from any local, state or federal government authority or agency, (d) all contract rights, licenses, permits, zoning approvals, rights, agreements and all other private or governmental documents of every kind or character whatsoever and (e) all customer lists, servicing rights, patents and patent rights (whether or not registered), licenses, permits, certificated and uncertificated securities, investment property, trade marks, service marks, trade names, logos, copyrights, computer programs and software, goodwill; and any and all proceeds of any of the above;

[ ] OTHER.  ________________________________________________________________ and
any and all proceeds thereof and any and all replacements of or accessions to and property similar to the foregoing; all collectively referred to hereinafter as "Other Collateral."

(The Accounts, Inventory, Equipment, General Intangibles and Other Collateral, or such as are checked above, including all instruments, documents, securities, cash, property, books and records, computer storage media and ledger books arising out of or related in any way to any of the foregoing, owned by Pledgor or in which Pledgor has an interest, which now or hereafter are at any time in the possession or control of Lender or in transit by mail or carrier to or from Lender or in the possession of any third party acting on behalf of Lender, without regard to whether Lender received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Lender had conditionally released the same, and any deposit accounts of Pledgor with Lender against which Lender may exercise its right of setoff, are hereinafter collectively referred to as the "Collateral"). Proceeds of the Collateral shall include any proceeds of insurance thereon against fire or physical damage whether or not such policy shall contain an endorsement in favor of Lender. "UCC" as used herein shall mean Article 9 of the Uniform Commercial Code of the State of North Carolina as in effect on the date hereof. All other terms used herein which are defined in the UCC shall have the meanings therein stated.

1. OBLIGATIONS SECURED.

     The security interest hereby granted is to secure the payment to Lender and the performance of all indebtedness, liabilities and obligations of Pledgor to Lender whatsoever, whether existing as of the date hereof or hereafter arising, and whether direct, indirect, absolute or contingent, joint or several, as maker, endorser, guarantor, surety or otherwise, including without limiting the generality of the foregoing, (i) any indebtedness, liability or obligation of Pledgor to Lender for any credit extended to Pledgor by Lender prior to the date hereof, and any and all extensions or renewals thereof in whole or in part, (ii) any indebtedness, liability or obligation of Pledgor to Lender under any later or future advances or loans made by Lender to Pledgor, and any and all extensions or renewals thereof in whole or in part; and (iii) all costs, expenses and reasonable attorneys' fees incurred by Lender in connection with the collection of any of the foregoing or in the protection or enforcement of Lender's rights or remedies hereunder or under any instrument or document given in connection with any of the foregoing (hereinafter collectively referred to as the "Obligations"), provided, however, that the security interest hereby granted shall not include (a) consumer credit as defined in Federal Reserve Board Regulation Z or (b) non-consumer credit if under applicable state law the maximum interest rate for such credit is reduced when secured.

2. REPRESENTATIONS. Pledgor represents and warrants to Lender (which representations and warranties shall be deemed to be renewed as of the date of each renewal or extension of credit under any Obligation) as follows:

(a) Pledgor now owns, or will use the proceeds of the loan advances hereby to become the owner of the Collateral and has the right to grant to Lender a security interest therein. Pledgor has full authority from its directors and/or shareholders, members or partners (if any) to grant a security interest in the Collateral to Lender.

(b) Pledgor's legal name is the name set forth in the first paragraph of this Agreement and the following is a list of any and all names used by Pledgor during all or any part of the five year period preceding the date of this
Agreement: N/A
          --------------------------------------------------------------------

(c) Pledgor's chief executive office and principal place of business is at the address set forth in the first paragraph of this Agreement and the following is a list of all business addresses used by Pledgor during all or part of any of the five year period preceding the date of this Agreement:
4900 Prospectus Drive, Suite 1000, RTP, North Carolina 27709
-------------------------------------------------------------------------------

(d) The records relating to the Collateral will be located at the address set forth in the first paragraph of this Agreement unless a different address is hereby specified: N/A
                 --------------------------------------------------------------
(e) The Collateral will be located at the address set forth in the first paragraph of this Agreement unless a different address is hereby specified:
N/A
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(f) All or a part of the Collateral is or will be attached to real estate described as N/A and its record owner is N/A (if more than one record owner, all must be shown). Notwithstanding the above, and regardless of the manner of the affixation, the Collateral shall remain personal property and will not become part of the real estate.

(g) Pledgor has not previously assigned or encumbered any Collateral, the Collateral is free and clear of any and all security interests, liens, and encumbrances whatsoever, other than those to Lender, and no financing statement covering the Collateral or any proceeds thereof is on file in any public office except those in favor of Lender.

(h) The Accounts hereby assigned are bona fide and correct in amount, and there are no set-offs, counterclaims or defenses of any kind thereto, except as may have been disclosed to Lender in writing.

(i) The Collateral is not and shall not be used for personal, family, household or farming use.

(j) Pledgor has delivered or will deliver to Lender all documents of title evidencing Inventory, including, but not limited to, bills of lading, dock warrants, dock receipts and warehouse receipts.

3. COVENANTS. Until the Obligations are paid and/or performed in full and Lender is no longer obligated to extend additional extensions of credit or financial accommodations on the Obligations, Pledgor agrees:

(a) To promptly pay, without offset or deduction, any amount due under any Obligation, whether principal, interest, late charges or otherwise, even if the Collateral is lost, damaged, or destroyed.

(b) To pay when due all taxes, licenses, repair bills and other assessments and public or private charges and to forward to Lender upon request evidence of such payments.

(c) To maintain insurance on the Collateral in amounts at least equal to the fair market value of the Collateral and against casualty, public liability and property damage risks and such other risks as Lender may request. All insurance shall be with reputable companies with a Best Insurance Report Rating of B+ or better, and Pledgor will pay all premiums for insurance when due. Unless and until requested by Lender, Pledgor shall not be required to name Lender as additional insured in such policy or to provide Lender a copy of the policy for or certificate evidencing such insurance, but when and if requested by Lender, Pledgor shall immediately (but no later than five (5) calendar days)
(i) cause all policies of such insurance to specify that Lender is an additional insured as its interests may appear and to provide that such insurance shall not be cancellable by Pledgor or the insurer without at least 30 days advance written notice to Lender and that proceeds are payable to Lender regardless of any act or omission of Pledgor which would otherwise result in a denial of a claim; and (ii) deliver all policies or certificates thereof (with copies of such policies) to Lender. In the event any or all insurance hereinbefore provided for is cancelled, any returned premium thereon may be collected by Lender and applied by Lender to any part of the Obligations, whether matured or unmatured.

(d) To keep and maintain, at Pledgor's own expense, satisfactory, complete and current records of the Collateral, including, but not limited to, a record of all shipments received, deliveries made, payments received, credits granted thereon and other dealings therewith; and to furnish such reports on Pledgor and the Collateral to Lender as Lender may request from time to time.

(e) To keep the Collateral in good order and repair, at Pledgor's expense. Pledgor will not violate any federal, state or local law or regulations, including, without limitation, environmental laws and regulations, in the use, operation, manufacture or storage of the Collateral.

(f) To execute and deliver on demand such further assurances and to take such steps as may be necessary to perfect and maintain Lender's security interest in the Collateral (including, but not limited to, obtaining certificates of title showing Lender's lien and executing assignments and financing and requirement for the payment of periodic interest or the recitation of defaults and the right of Lender to declare any Obligation due and payable shall not constitute an election by Lender to waive its right to demand payment under a demand at any time and in any event as Lender in its sole discretion may deem appropriate.

The rights of the Lender specified herein shall be in addition to, and not in limitation of the Lender's rights under the Code, or any other statute or rules of law conferring rights similar to those conferred by the Code, and under the provisions of any other instrument or agreement executed by the Borrower, any other Obligor or any Pledgor to the Lender. All prior agreements to the extent inconsistent with the terms of this Note shall be construed in accordance with the provisions hereof. Any rights or remedies of the Lender may be exercised or taken in any order or sequence whatsoever, at the sole option of the Lender.

The security agreement set forth herein and the security interest in the Collateral created hereby shall terminate only when all the Obligations have been indefeasibly paid in full and such payments are no longer subject to rescission, recovery or repayment upon the bankruptcy, insolvency, reorganization, moratorium, receivership or similar proceeding affecting the Borrower or any other person. No waiver by the Lender of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. All rights of the Lender hereunder shall inure to the benefit of its successors and assigns, and all obligations of the Borrowers shall bind the heirs, legal representatives, successors and assigns of the Borrower. The Borrower and each endorser, surely or guarantor of this Note, whether bound by this or by separate instrument or agreement, shall be jointly and severally liable for the indebtedness evidenced by this Note and hereby severally (1) waive presentment for payment, demand, protest, notice of nonpayment or dishonor and of protest and any and all other notices and demands whatsoever; (2) consent that at any time, or from time to time, payment of any sum payable under this Note may be extended without notice whether for a definite or indefinite time; and (3) agree to remain liable until all of the Obligations are paid in full notwithstanding any impairment, substitution, release or transfer of Collateral or any one or more Borrower or Obligor by the Lender, with or without consideration, or of any extension, modification or renewal. No conduct of the holder shall be deemed a waiver or release of such liability, unless the holder expressly releases such party in writing. The Borrower shall pay to the holder on demand all expenses, including reasonable attorneys' fees and expenses of legal counsel, incurred by the holder in any way arising from or relating to the enforcement or attempt enforcement of the Note and any related guaranty, collateral document or other document and the collection or attempted collection, whether by litigation or otherwise, of the Note. Time is of the essence.

Borrower acknowledges that Lender may reproduce (by electronic means or otherwise) any of the documents evidencing and/or securing the Obligations and thereafter may destroy the original documents. Borrower does hereby agree that any document so reproduced shall be and remain the binding obligation of Borrower, enforceable and admissible in evidence against it to the same extent as if the original documents had not been destroyed.

This Note, and the rights and obligations of the parties hereunder, shall be governed and construed in accordance with the laws of the State of North Carolina.

IN WITNESS WHEREOF, the Borrower has executed this Note under seal the day and year set forth above.



                                                                         (SEAL)
                                       ----------------------------------
                                                    (Individual Borrower)


                                                                         (SEAL)
                                       ----------------------------------
                                                    (Individual Borrower)




                                       Borrower:

Attest:                                Digital Recorders, Inc.
                                       ------------------------------------
                                       (Name of Corporation or Partnership)

/s/ Jonathan E. Kennedy                BY: /s/ J. Phillips L. Johnston
----------------------------------        ---------------------------------
Jonathan E. Kennedy                            J. Phillips L. Johnston

Title:  Secretary                      Title:  President
      ----------------------------           ------------------------------
      [Corporate Seal]
continuation statements) and to preserve the priority of Lender's security interest and lien on the Collateral. Pledgor will reimburse Lender for all expenses incurred in the filing and obtaining of such documents and perfecting its security interest in the Collateral.

     (g) To pay promptly upon demand Lender's costs and expenses, including reasonable attorneys' fees, in connection with any litigation, claim, action or proceeding that may arise in connection with the collection, enforcement or protection of the Obligations or the Collateral.

      (h) Not to sell, rent, lend, grant a security interest in, encumber, transfer or otherwise dispose of any of the Collateral or any portion thereof without prior written consent of Lender, except for the processing and sale of Inventory in the ordinary course of business for cash or on open account or other terms customarily extended by Pledgor to Pledgor's customers as long as no "Event of Default" (as defined below) has occurred. Pledgor will not permit any liens or security interests to attach to any of the Collateral except those created by this Agreement, will not permit any of the Collateral to be levied upon or seized under any legal process and will not do or permit anything to be done that may impair the security intended to be afforded by this Agreement.

     (i) Not to change the location of the principal place of business or the Collateral or cause such Collateral to be moved, maintained or stored in any other location (except in connection with the delivery of Inventory to purchasers in the ordinary course of business) without giving Lender at least thirty (30) days prior written notice, and Pledgor will not move the Collateral from the state without prior written consent of Lender.

     (j) To obtain, upon Lender's request, a waiver or disclaimer in favor of Lender and in a form satisfactory to Lender, signed by all persons owning or having an interest in real estate upon which all or part of the Collateral is or will be attached or used.

     (k) To furnish Lender from time to time, upon request, with Pledgor's then current financial statement in form and detail satisfactory to Lender, as well as such other financial information as Lender may request from time to time.

      (l) To maintain its existence in good standing as may be from time to time required by applicable law. Pledgor will not merge, consolidate or change control, without prior written approval of Lender. Pledgor will not change its name without giving Lender at least thirty (30) days prior written notice and delivering to Lender financing statements in the new name, duly filed in each jurisdiction where financing statements must be filed to perfect a security interest in the Collateral. At the request of Lender, Pledgor will qualify to do business and obtain all requisite licenses and permits in each state in which such qualification may be necessary in order to maintain any action to collect any Account.

     (m) To permit Lender or its agent to enter upon Pledgor's premises at any time and without hindrance or delay to inspect the Collateral and to inspect, audit, copy and make extracts from the books, records, journals, orders, receipts, correspondence, computer storage media or data related or pertaining thereto; and for the further security of Lender, it is agreed that Lender has a special property interest in all books and records of Pledgor pertaining to Accounts. Lender shall also have the right at any time to make direct verification with any account debtors as concerns the Collateral. Pledgor shall, at its own expense and cost, deliver any such books, account ledgers and records to Lender or any designated agent of Lender at any time upon request.

      (n) To notify Lender immediately in the event that any Inventory purchased by or to be delivered to Pledgor shall be evidenced by a bill of lading, dock warrant, dock receipt, warehouse receipt or other document of title, and to deliver such documents to Lender upon request. Pledgor also agrees to deliver to Lender on demand all Collateral of which Lender is required to take possession in order to perfect its security interest therein, promptly upon the acquisition by Pledgor of any interest in such Collateral after the date hereof.

      (o) Not to compromise, modify or discount any Account, except for ordinary trade discounts or allowances for prompt payment, without the prior written consent of Lender.

     (p) If any of the Accounts are or should become evidenced by promissory notes, trade acceptances or other instruments, to immediately notify Lender and upon request by Lender to deliver the same to Lender appropriately endorsed or assigned with recourse to Lender's order, and regardless of the form of such endorsement or assignment, Pledgor hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto.

     (q) Lender hereby authorized Pledgor to collect the Accounts, but Lender may, without cause or notice, curtail or terminate this authority at any time. Upon notice by Lender to Pledgor, Pledgor shall forthwith, upon receipt of all checks, drafts, cash and other remittances in payment of or on account of the Accounts, deposit the same in one or more special accounts maintained with Lender, over which Lender alone shall have the power of withdrawal. The remittance of the proceeds of such Accounts shall not, however, constitute payment or liquidation of such Accounts until Lender shall receive good funds for such proceeds. Funds placed in such special accounts shall be held by Lender as security for the Obligations. These proceeds shall be deposited in precisely the form received, except for the endorsement of Pledgor where necessary to permit collection of items, which endorsement Pledgor agrees to make, and which endorsement Lender is also hereby authorized to make on behalf of Pledgor. In the event Lender has notified Pledgor to make deposits to a special account, pending such deposit, Pledgor agrees that it will not commingle any such checks, drafts, cash or other remittances with any funds or other property of Pledgor but will hold them separate and apart therefrom, and upon an express trust for Lender until deposit thereof is made in the special account. Lender will from time to time apply the whole or any part of collateral funds on deposit in this special account against such Obligations secured hereby as lender may in its discretion elect. At the sole election of Lender, any portion of said funds on deposit in the special account which Lender shall elect not to apply to such Obligations, shall be paid over by Lender to Pledgor. Lender, or its agents, shall have the right at any time, whether or not an Event of Default (as defined below) shall have occurred (i) to notify any and all account debtors to make payment directly to Lender and otherwise to notify the account debtors of this assignment, (ii) to ask for, demand, collect, institute and maintain suits for, receive, compound, compromise and give acquittances for any and all sums owing, which are now or may hereafter become due upon said Accounts, and to enforce payment thereof either in its own name or in Pledgor's name, (iii) to endorse the name of Pledgor on checks, drafts or other items tendered or received in payment of said Accounts and (iv) to enter upon the premises of Pledgor at any time for the purpose of reducing to possession the Collateral (including chattel paper) and all cash or non-cash proceeds thereof.

     (r) Lender shall have the right at any time to apply the net proceeds of the Accounts whether or not an Event of Default shall have occurred under this Agreement, and the net proceeds of the sale or other disposition of the Inventory, Equipment, or General Intangibles upon the occurrence of an Event of Default under this Agreement, and any other proceeds arising under this Agreement, first, to any Obligation owed Lender under this Agreement and the then balance, if any, to other indebtedness of Pledgor owed to Lender.

     (s) If Pledgor fails to perform any of Pledgor's duties and obligations under this Agreement, Lender may, at its option, but without obligation, perform such duty or obligation and any cost, fees and expenses incurred by Lender in connection therewith shall be payable by Pledgor on Lender's demand for same and until paid shall bear interest at the highest rate permitted by law. In connection therewith, Pledgor hereby irrevocably designates, appoints and empowers Lender, at Pledgor's cost and expense, to do in the name of Pledgor any and all actions which Lender may deem necessary or advisable to carry out the terms hereof upon the failure, refusal or inability of Pledgor to do so and Pledgor hereby agrees to indemnify and hold Lender harmless from any cost, damage, expense or liability arising against or incurred by Lender in connection therewith.

4. EVENTS OF DEFAULT. Any one of the following events will constitute an "Event of Default" under this Agreement:

(a) If any payment on an Obligation or hereunder is not paid when due, or if any payment of any other present or future debt, liability or obligation of Pledgor, or any endorser, surety or guarantor of any Obligation (pledgor, or any endorser, surety or guarantor of any Obligation may be referred to generally as a "Party") to Lender is not paid when due.

(b) If any Party defaults under or breaches any covenant or provision of an Obligation or defaults under or breaches any covenant or provision of this Agreement or any other instrument or agreement delivered to Lender in connection with this Agreement or any other transaction or agreement with Lender; or if any Party makes a materially false or misleading statement to Lender.

(c) If any Collateral is lost, stolen, abandoned, destroyed, severely damaged, involved in a legal proceeding, sold, encumbered or transferred except as permitted by prior agreement with Lender.

(d) If any Party dissolves, merges, consolidates, changes control or ceases to be a going concern.

(e) If a petition or complaint in bankruptcy, for arrangement or reorganization or for relief under any insolvency law is filed by or against any Party, or if any Party admits an inability to pay such Party's debts as they mature.

(f) If any property of any Party is seized, attached or levied on, or if a receiver or custodian is appointed for any Party.

(g) If Lender in good faith believes that (i) the prospect of payment or performance is impaired, (ii) any Collateral is insecure or (iii) a material adverse change has occurred in any Party's financial condition.

(h) If any guaranty obtained in connection with an Obligation is terminated.

(i) If there shall occur a default under any lien or security interest affecting the Collateral, either superior or inferior to the security interests created by this Agreement.

5. REMEDIES. If an Event of Default occurs, then without prior notice (unless otherwise provided below), and in addition to any other rights or remedies provided by law or by contract or accorded to a secured party under the UCC, Lender may in its sole discretion exercise any of the following rights or remedies:

(a) Lender may refuse any further request for advances to Pledgor and/or may declare all sums due under any of the Obligations immediately due and payable. If a note constituting any of the Obligations shall be a demand instrument, however, the recitation of the right of Lender to declare any and all of the Obligations to be immediately due and payable or the recitation of Events of Default shall not constitute an election by Lender to waive its right to demand payment under a demand at any time and in any event as Lender in its sole discretion may deem appropriate.

(b) Upon the occurrence of any Event of Default, Lender may take possession of the Collateral and exercise its rights hereunder without giving Pledgor any opportunity for hearing to be held before Lender, through judicial process or otherwise. PLEDGOR DOES HEREBY EXPRESSLY AND VOLUNTARILY WAIVE ALL RIGHTS THAT PLEDGOR HAS OR MAY HAVE AS TO NOTICE AND TO A JUDICIAL HEARING PRIOR TO SEIZURE OF THE COLLATERAL BY LENDER. Lender may require and Pledgor agrees upon demand to assemble the Collateral and make it available to Lender at a place to be designated by Lender that is reasonably convenient to both parties, and/or Lender may enter any premises and take possession of the Collateral or any part thereof. Unless the Collateral is perishable or threatens to decline speedily in value or is of type customarily sold on a recognized market, Lender will give Pledgor reasonable notice of time and place of any public sale thereof or the time after which any private sale or any other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if notice is mailed, postage prepaid to Pledgor at its above mentioned address, at least ten
(10) days before the time of sale or disposition of the Collateral. Lender may apply cash proceeds from a sale or disposition first to the expenses of such sale or disposition or other enforcement measures, including reasonable attorney's fees and legal expenses, and then to the Obligations in such order as to principal or interest as Lender may desire. Pledgor will remain liable for and will pay to Lender any deficiency remaining after such application of proceeds.

(c) Lender may appropriate, set off and apply for the payment of any or all of the Obligations, any and all balances, sums, property, claims, credits, deposits, accounts, reserves, collections, drafts, notes or other items or proceeds of the Collateral in or coming into the possession of Lender or its agents and belonging or owing to Pledgor, without notice to Pledgor and in such manner as Lender may in its discretion determine.

(d) All payments received by Pledgor under or in connection with any of the Collateral shall be segregated from other funds of Pledgor, held in trust for Lender and promptly upon receipt turned over to Lender, duly endorsed to Lender, if required. Lender shall hold such payments a collateral security and apply them to the Obligations in such order as Lender may elect. Any balance of such payments remaining after payment in full of the Obligations shall be paid to Pledgor or to whomever is lawfully entitled to receive such payments.

(e) Pledgor shall pay to Lender, on demand, any and all costs and expenses, including all reasonable attorneys' fees, incurred or paid by Lender in protecting or enforcing its rights, powers and remedies hereunder or under any other agreement with any Party or any Obligation secured hereby or thereby or in any way connected with any proceeding or action, judicial or otherwise, by whomsoever initiated concerning the protection or enforcement thereof.

(f) All rights and remedies of Lender under any law, under this Agreement or under any agreement given in connection with this Agreement shall be cumulative and not exclusive and may be exercised successively or concurrently.

6. MISCELLANEOUS.

(a) No lawful act of commission or omission upon the part of Lender, or any delay in exercising its rights hereunder, shall in any way or at any time affect, impair or waive the rights of Lender to enforce any right, power or benefit hereunder. The provisions of this Agreement may be amended only by the written agreement of Lender and Pledgor.

(b) Pledgor hereby waives presentment, notice of dishonor and protest of all instruments relating to the Obligations or the Collateral and any notices and demands (except as expressly provided herein) whether or not relating to such instruments.

(c) Any notice or demand given hereunder shall be deemed to have been sufficiently given or served for all purposes by being sent by certified mail, return receipt requested, postage prepaid, to Pledgor and/or Lender at the addresses for each as mentioned above, but noting herein shall be construed to invalidate any other form of communication actually received by the party to whom the same is directed.

(d) Upon the payment in full of all Obligations, Lender shall have no duty to release the Collateral nor to release Pledgor from any duty or obligation hereunder unless a period of 95 days, beginning with the date of the last payment made by any Party who shall be so obligated or shall elect to pay, as the case may be, shall elapse during which period no petition in bankruptcy shall be filed by or against any Party. In the event any Obligation secured hereby is paid by Pledgor, or any maker, endorser or guarantor of the Obligations and because of bankruptcy or other law relating to creditor's rights, such payment is deemed to constitute a preference, Pledgor agrees to remain liable hereunder if Lender is compelled to repay any such Obligation or any part thereof to any trustee, receiver, custodian or otherwise.

(c) All rights of Lender hereunder shall inure to the benefit of its successors and assigns and all obligations of Pledgor hereunder shall bind his, her, or its heirs, personal representatives, successors and assigns, but nothing herein shall authorize Pledgor to assign this Agreement or its rights in and to the Collateral.

(f) Pledgor shall protect, indemnify and save harmless Lender from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon, incurred by, or asserted against, Lender on account of (i) any failure or alleged failure of Pledgor to comply with any of the terms or representations in this Agreement, (ii) any claim or loss or damage to the Collateral or any injury or claim of injury to, or death of, any person or property that may be occasioned by any cause whatsoever pertaining to the Collateral or the use, occupancy or operation thereof or (iii) any failure or alleged failure of Pledgor to comply with any law, rule or regulation regarding the use, occupancy or operation of the Collateral, provided that such indemnity shall be effective only to the extent of any loss, cost or damage that may be sustained by Lender in excess of any net proceeds received by it from any insurance (other than self-insurance) carried with respect to such loss. Nothing contained herein shall require Pledgor to indemnify Lender for any claim or liability resulting from its gross negligence or its willful and wrongful acts. The covenants in this Paragraph shall survive payment of the Obligations. The indemnity provided for herein shall extend to the officers, directors, employees and duly authorized agents of Lender.

(g) Nothing in this Agreement shall be construed to impose any obligation upon Lender to expend funds or to extend or continue any credit whatsoever to Pledgor or Obligor or to take any other discretionary act herein permitted, except to the extent that Lender may from time to time obligate itself to do so in writing, and Lender shall have no liability or obligation for any delay or failure to take any discretionary act.

(h) If any Obligation secured hereby concerns a guarantor or other indirect or contingent obligation related to another party, Pledgor represents to Lender that Lender will have no duty or obligation to investigate such party's financial affairs for the benefit of Pledgor or to advise Pledgor of any fact respecting, or of any change in, such other party's financial condition or affairs which might come to Lender's attention.

(i) The rights, powers, and remedies of Lender under this Agreement shall be in addition to all rights, powers and remedies given to Lender by virtue of statute, rule of law, any documents executed in conjunction with any agreement or instrument evidencing or securing the Obligations or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender's security interest in the Collateral.

(j) This Agreement shall be governed by the laws of the State of North Carolina.

IN WITNESS WHEREOF, Pledgor has caused this Agreement to be signed under seal as of the day and year first above written.


                                           Digital Recorders, Inc.
                                   ---------------------------------------
                                               Name of Corporation/LLC

                                   By: /s/ J. Phillips L. Johnston        (SEAL)
                                   ---------------------------------------
                                   Title: President

                                   Attest: /s/ Jonathan E. Kennedy
                                   ---------------------------------------
[Corporate Seal]                            Sec/Asst. Sec.